                                                                  EXECUTION COPY
                                                                   Exhibit 10.26

                                AMENDMENT NO. 1
                                      TO
                               MERGER AGREEMENT
                          DATED AS OF APRIL 27, 1998
                                     AMONG
                 ANSWERTHINK CONSULTING GROUP, INC., ("BUYER")
             ANSWERTHINK ACQUISITION SUB. NO. 1, INC.,  ("NEWCO")
                      LEGACY TECHNOLOGY, INC. ("LEGACY")
                                      AND
            THE SHAREHOLDERS OF LEGACY TECHNOLOGY, INC. ("SELLERS")



          WHEREAS, Buyer, Newco, Legacy and Sellers entered into that certain merger agreement dated April 27, 1998 (the "Agreement") whereby the Parties agreed to merge Legacy with and into Newco upon the terms and conditions of the Merger Agreement;

          WHEREAS, the Articles of Incorporation of Buyer were amended and restated in contemplation of the proposed Initial Public Offering of Buyer (the "Amended and Restated Articles");

          WHEREAS, the Amended and Restated Articles reflected that each share of Buyer's capital stock was reverse split on a one-for-two basis (e.g., each two shares of Buyer's outstanding capital stock on a pre-split basis were exchanged for one share of Buyer's capital stock on a post-split basis) (the "Reverse Stock Split");

          WHEREAS, the number of Buyer's Shares issued in connection with this Agreement shall be equal to one-half of the total number of shares which would have been issued prior to the aforementioned reverse stock split, and the price per shall be double the price per share prior to the reverse stock split;

          WHEREAS, the Amended and Restated Articles and the one for two reverse split of Buyer's Shares were adopted and approved by the directors and shareholders of Buyer (as required); and

          WHEREAS, the Buyer, Newco, Legacy and the Sellers wish to amend the Agreement as set forth herein;

          NOW, THEREFORE, the Parties hereby agree as follows:

1.   Section 2(h) (Purchase Price).  As a result of the Reverse Stock Split,
     -----------------------------
     section 2(h) of the Agreement is amended to replace the number "538,333" with "269,166" and to replace "$6.00" with "$12.00" in the second sentence.
     Section 2(h) of the Agreement is further amended to replace "6.0" with "12.0" in the seventh sentence.

2.   Section 2(j) (Earned Payout Amount).  As a result of the Reverse Stock
     -----------------------------------
     Split, section 2(j)(iii) of the Agreement is amended to replace "$6.00" with "$12.00" in the second sentence.
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3.   Section 2(m) (the Closing).  As a result of the Reverse Stock Split,
     --------------------------
     section 2(m) of the Agreement is amended to replace "May 15, 1998" with "May 20, 1998" in the last sentence.

4.   Section 2(o) (Post Closing Adjustment).  As a result of the Reverse Stock
     --------------------------------------
     Split, section 2(o) of the Agreement is amended to replace "538,333" with 269,166" and to replace "158,300" with "79,150".

5.   Section 3(b).  As a result of the Reverse Stock Split, section 3(b)(vi) of
     ------------
     the Agreement is hereby amended by replacing the first sentence in its entirety with the following:

          "The authorized capital stock of Buyer consists of (a) 125,000,000 shares of common stock, of which 23,200,041 shares are issued and outstanding; (b) 1,250,000 shares of the preferred stock, of which no shares are issued and outstanding; and (c) 3,650,000 shares of convertible preferred stock, of which 1,790,026 shares are issued and outstanding."

6.   Defined Terms.  Capitalized terms used herein and not otherwise defined are
     -------------
     used as defined in the Agreement.

                                 *  *  *  *  *

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

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of this 18th day of May, 1998.



                                ANSWERTHINK CONSULTING GROUP,
                                INC.


                                By: /Luis San Miguel/
                                    -----------------------------------
                                    Name:  Luis San Miguel
                                    Title: Executive Vice President - Finance
                                             and Chief Financial Officer


                                ANSWERTHINK ACQUISITION SUB.
                                NO. 1, INC.


                                By: /Luis San Miguel/
                                    -----------------------------------
                                    Name:  Luis San Miguel
                                    Title: Vice President and Treasurer


                                LEGACY TECHNOLOGY, INC.


                                By: /Paul Puzzanghera/
                                    -----------------------------------
                                    Name:  Paul Puzzanghera
                                    Title: President and Chief Executive
                                             Officer


                                SELLERS:


                                /Paul Puzzanghera/
                                ---------------------------------------
                                Paul Puzzanghera

                                /Wallace McKenzie/
                                ---------------------------------------
                                Wallace McKenzie

                                /Al Jette/
                                ---------------------------------------
                                Al Jette

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